                                                                   EXHIBIT 10.31

                                                                [Execution copy]


                                 AMENDMENT NO.3


                 AMENDMENT NO.3 dated as of December 20, 2001 in respect of the Credit Agreement dated as of August 13, 1999 (as heretofore amended, the "Credit Agreement") between Lamar Media Corp. (the "Borrower"), the Subsidiary Guarantors party thereto, the Lenders party thereto, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Administrative Agent").

                 The Borrower has requested that the Administrative Agent consent to certain amendments to the Credit Agreement. The Administrative Agent, pursuant to authority granted by, and having obtained all necessary consents of, the Required Lenders (as defined in the Credit Agreement), has agreed to such amendments and, accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Terms defined in the Credit Agreement and used herein are used herein as defined therein.

                 Section 2. Amendments. Subject to the execution and delivery hereof by the Borrower, Holdings, the Subsidiary Guarantors and the Administrative Agent, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                 Section 2.01. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement, as amended hereby.

                 Section 2.02. Amended Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) as follows:

                 "Chase" means JPMorgan Chase Bank, a New York banking corporation.

                 "Incremental Loan Commitment" means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Borrower in accordance with the provisions of Section 2.01(d), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $750,000,000.


                                 Amendment No. 3


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                                       -2-



                 Section 2.03. Deleted Definitions. Section 1.01 of the Credit Agreement shall be amended by deleting the definition of "Incremental Loan Commitment Termination Date".

                 Section 2.04. Incremental Loan Commitments. Section 2.01(d) of the Credit Agreement shall be amended to read in its entirety as follows:

                 "(d) Incremental Loans. In addition to Borrowings of Revolving Credit Loans and Term Loans pursuant to paragraphs (a), (b) and (c) above, at any time and from time to time, the Borrower may request that the Lenders offer to enter into commitments to make additional term loans (each such loan being herein called an "Incremental Loan") under this paragraph (d). In the event that one or more of the Lenders offer, in their sole discretion, to enter into such commitments, and such Lenders and the Borrower agree as to the amount of such commitments that shall be allocated to the respective Lenders making such offers and the fees (if any) to be payable by the Borrower in connection therewith, such Lenders shall become obligated to make Incremental Loans under this Agreement in an amount equal to the amount of their respective Incremental Loan Commitments. The Incremental Loans to be made pursuant to any such agreement between the Borrower and one or more Lenders in response to any such request by the Borrower shall be deemed to be a separate "Series" of Incremental Loans for all purposes of this Agreement. Anything herein to the contrary notwithstanding, (i) the minimum aggregate principal amount of Incremental Loan Commitments entered into pursuant to any such request (and, accordingly, the minimum aggregate principal amount of any Series of Incremental Loans) shall be $10,000,000 and (ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans shall not exceed $750,000,000.

                 Following the acceptance by the Borrower of the offers made by any one or more Lenders to make any Series of Incremental Loans pursuant to the foregoing provisions of this paragraph (d), each Incremental Loan Lender in respect of such Series of Incremental Loans severally agrees, on the terms and conditions of this Agreement, to make such Incremental Loans to the Borrower during the period from and including the date of such acceptance to and including the commitment termination date specified in the agreement entered into with respect to such Series in an aggregate principal amount up to but not exceeding the amount of the Incremental Loan Commitment of such Incremental Loan Lender in respect of such Series as in effect from time to time. Thereafter, subject to the terms and conditions of this Agreement, the Borrower may convert Incremental Loans of such Series of one Type into Incremental Loans of such Series of another Type (as provided in Section 2.06) or continue Incremental Loans of such Series of one Type as Incremental Loans of such Series of the same Type (as provided in Section 2.06). Incremental Loans of any Series that are prepaid may not be reborrowed as Incremental Loans of the same Series.


                                 Amendment No. 3

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                                       -3-


                 Proceeds of Incremental Loans shall be available for any use permitted under the applicable provisions of Section 6.09."

                 Section 2.05. Termination and Reduction of Commitments. Section 2.07(a) of the Credit Agreement shall be amended to read in its entirety as follows:

                 "(a) Unless previously terminated, (i) the Revolving Credit Commitment shall terminate at the close of business on the Revolving Credit Termination Date, (ii) the Tranche A Commitment and the Tranche B Commitment shall terminate on the Effective Date and (iii) the Incremental Loan Commitments with respect to each Series of Incremental Loans shall terminate on the commitment termination date specified in the agreement entered into with respect to such Series."

                 Section 3. Miscellaneous. Except as expressly herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 Amendment No. 3

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

                              BORROWER AND HOLDINGS

LAMAR MEDIA CORP.                              LAMAR ADVERTISING COMPANY



By: /s/ KEITH ISTRE                            By: /s/ KEITH ISTRE
   ----------------------------                    ----------------------------
   Title:                                          Title:


                              SUBSIDIARY GUARANTORS

                                        LAMAR ADVERTISING OF COLORADO
                                         SPRINGS, INC.
                                        LAMAR TEXAS GENERAL PARTNER, INC.
                                        TLC PROPERTIES, INC.
                                        TLC PROPERTIES II, INC.
                                        LAMAR PENSACOLA TRANSIT, INC.
                                        LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                        NEBRASKA LOGOS, INC.
                                        OHIO LOGOS, INC.
                                        UTAH LOGOS, INC.
                                        SOUTH CAROLINA LOGOS, INC.
                                        MINNESOTA LOGOS, INC.
                                        MICHIGAN LOGOS, INC.
                                        FLORIDA LOGOS, INC.
                                        NEVADA LOGOS, INC.
                                        TENNESSEE LOGOS, INC.
                                        KANSAS LOGOS, INC.
                                        COLORADO LOGOS, INC.
                                        NEW MEXICO LOGOS, INC.
                                        CANADIAN TODS LIMITED
                                        LAMAR ADVERTISING OF MICHIGAN, INC.
                                        LAMAR ELECTRICAL, INC.
                                        AMERICAN SIGNS, INC.
                                        LAMAR OCI NORTH CORPORATION, successor
                                          to Lamar Aztec, Inc.
                                        LAMAR OCI SOUTH CORPORATION
                                        LAMAR ADVERTISING OF KENTUCKY, INC.
                                        LAMAR FLORIDA, INC
                                        LAMAR ADVERTISING OF IOWA, INC.
                                        LAMAR ADVAN, INC.


                                 Amendment No. 3

                                        LAMAR ADVERTISING OF SOUTH DAKOTA,
                                          INC.
                                        LAMAR CENTRAL OUTDOOR, INC., formerly
                                          known as Lamar Advertising of Texas,
                                          Inc. and successor to Dowling Company
                                          Incorporated, Lamar Martin
                                          Corporation, Lamar MW Sign
                                          Corporation, Lamar Nevada Sign
                                          Corporation, Lamar Outdoor
                                          Corporation, Lamar Whiteco Outdoor
                                          Corporation, Lamar Springfield, Inc.,
                                          Lamar West, L.P., Lindsay Outdoor
                                          Advertising, Inc., Scenic Marketing &
                                          Consulting, Inc., McCloskey Outdoor
                                          Advertising, Inc. and Lamar G&H
                                          Outdoor Advertising, L.L.C.
                                        LAMAR ADVANTAGE HOLDING COMPANY,
                                          successor to Superior Outdoor
                                          Advertising, Inc., Custom Leasing &
                                          Realty, Inc., and Arkansas Outdoor
                                          Advertising Co., Inc.
                                        LAMAR OHIO OUTDOOR HOLDING CORP.
                                        LAMAR BENCHES, INC.
                                        LAMAR I-40 WEST, INC.
                                        LAMAR ADVERTISING OF OKLAHOMA, INC.
                                        LAMAR OKLAHOMA HOLDING COMPANY, INC.
                                        HARDIN DEVELOPMENT CORPORATION
                                        PARSONS DEVELOPMENT COMPANY
                                        REVOLUTION OUTDOOR ADVERTISING, INC.
                                        OUTDOOR MARKETING SYSTEMS, INC.
                                        LAMAR ADVERTISING SOUTHWEST, NC.
                                        LAMAR DOA TENNESSEE HOLDINGS, NC.
                                        LAMAR DOA TENNESSEE, INC.
                                        TRANS WEST ADVERTISING, INC.


                                        By; /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer


                                        MISSOURI LOGOS, LLC, formerly known as
                                          Lamar Missouri, LLC and successor to
                                          Missouri Logos, Inc.
                                        KENTUCKY LOGOS, LLC, formerly known
                                          as Lamar Kentucky, LLC and successor
                                          to Kentucky Logos, Inc.


                                 Amendment No. 3

                                    OKLAHOMA LOGOS, L.L.C., successor to
                                      Oklahoma Logo Signs, Inc.
                                    MISSISSIPPI LOGOS, L.L.C., successor
                                      to Mississippi Logos, Inc.
                                    DELAWARE LOGOS, L.L.C.
                                    NEW JERSEY LOGOS, L.L.C., successor to
                                      New Jersey Logos, Inc.
                                    GEORGIA LOGOS, L.L.C., formerly known as
                                      Georgia Logos, Inc.
                                    VIRGINIA LOGOS, LLC, successor
                                      to Virginia Logos, Inc.
                                    MAINE LOGOS, L.L.C.

                                    By:  Interstate Logos, L.L.C,
                                    Its: Managing Member
                                    By:  Lamar Media Corp., Its: Managing Member

                                    By: /s/ KEITH ISTRE
                                        -----------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer



                                 Amendment No. 3

                                        INTERSTATE LOGOS, L.L.C., successor to
                                          Interstate Logos, Inc.
                                        THE LAMAR COMPANY, L.L.C., successor to
                                          Lamar Advertising of Alabama, Inc.,
                                          Lamar Advertising of Ashland, Inc.,
                                          Lamar Advertising of Greenville, Inc.,
                                          Lamar Advertising of Jackson, Inc.,
                                          Lamar Advertising of Joplin, Inc.,
                                          Lamar Advertising of Mobile, Inc.,
                                          Lamar Advertising of Missouri, Inc.,
                                          Lamar Advertising of South Georgia,
                                          Inc., Lamar Advertising of South
                                          Mississippi, Inc., Lamar Robinson,
                                          Inc., South Dakota Advertising, Inc.,
                                          The Lamar Corporation, Lamar Bellows
                                          Outdoor Advertising, Inc., Lamar Hardy
                                          Outdoor Advertising, Inc., Able
                                          Outdoor, Inc., Lamar KYO, Inc., Lamar
                                          Advertising of Macon, L.L.C., Outdoor
                                          West, Inc. of Tennessee and Outdoor
                                          West, Inc. of Georgia


                                        By: Lamar Media Corp.,
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer


                                        LAMAR ADVERTISING OF PENN,
                                          LLC, successor to Lamar
                                          Advertising of Penn, Inc.
                                        LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                        LAMAR TENNESSEE, L.L.C., successor to
                                          Lamar Advertising of Roland, Inc.
                                        LAMAR AIR, L.L.C.
                                        LC BILLBOARD, L.L.C.

                                        By: The Lamar Company, L.L.C.
                                        Its: Managing Member
                                        By: Lamar Media Corp.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer


                                 Amendment No. 3

                                        LAMAR TEXAS LIMITED PARTNERSHIP,
                                          successor to Lamar Advertising of
                                          Huntington Bridgeport, Inc. Lamar
                                          Advertising of West Virginia, Inc.,
                                          and Lamar Ember, Inc.

                                        By: Lamar Texas General Partner, Inc.
                                        Its: General Partner

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer


                                        TLC PROPERTIES, L.L.C.
                                        By: TLC Properties, Inc.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                        OUTDOOR PROMOTIONS WEST, LLC
                                        TRANSIT AMERICA LAS VEGAS, L.L.C.
                                        LAMAR TRANSIT ADVERTISING OF NEW
                                          ORLEANS, LLC, successor to Triumph
                                          Outdoor Louisiana, LLC
                                        TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                        By: Triumph Outdoor Holdings, LLC
                                        Its: Managing Member
                                        By: Lamar Central Outdoor, Inc.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                        LAMAR ADVANTAGE GP COMPANY, LLC



                                 Amendment No. 3

                                        LAMAR ADVANTAGE LP COMPANY, LLC,
                                          successor to Lamar Wright Poster Corp.
                                        TRIUMPH OUTDOOR HOLDINGS, LLC

                                        By: Lamar Central Outdoor, Inc.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                        LAMAR ADVANTAGE OUTDOOR
                                          COMPANY, L.P.

                                        By: Lamar Advantage GP Company, LLC
                                        Its: General Partner
                                        By: Lamar Central Outdoor, Inc.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                        LAMAR T.T.R, L.L.C..

                                        By: Lamar Advertising of Youngstown,
                                              Inc.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer



                                 Amendment No. 3

                                        TEXAS LOGOS, L.P., formerly known as
                                          Texas Logos, Inc.

                                        By:  Oklahoma Logos, L.L.C.
                                        Its: General Partner
                                        By:  Interstate Logos, L.L.C.
                                        Its: Managing Member
                                        By:  Lamar Media Corp.
                                        Its: Managing Member

                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer

                                        OUTDOOR MARKETING SYSTEMS, L.L.C.

                                        By:  Outdoor Marketing Systems, Inc.
                                        Its: Managing Member


                                        By: /s/ KEITH ISTRE
                                            -----------------------------------
                                            Keith A. Istre
                                            Vice President - Finance and
                                            Chief Financial Officer


                                 Amendment No. 3

                              ADMINISTRATIVE AGENT

                                        JP MORGAN CHASE BANK, Formerly
                                        Known as THE CHASE MANHATTAN BANK,
                                        as Administrative Agent



                                       By /s/ WILLIAM E. ROTTINO
                                          --------------------------------------
                                          Title: WILLIAM E. ROTTINO, CFA
                                                 VICE PRESIDENT














                                 Amendment No. 3